Exhibit 99.2

CRN - HY25 Results Presentation 1 | 2025 Half Year Results Presentation Douglas Thompson Managing Director & CEO Barrie van der Merwe Group CFO 12 August 2025

CRN - HY25 Results Presentation 2 Important Notices and Disclaimer The material contained in this presentation is intended to be general background information on Coronado Global Resources Inc. (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under U.S. GAAP. Refer to Coronado’s 2024 Form 10-K for the year ended 31 December 2024 available at www.coronadoglobal.com for details of the basis primary financial statements prepared under U.S. GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended and Section 21E of the US Securities Exchange Act of 1934, as amended, that are based on our management's assumptions and on information currently available to management. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This presentation contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries; and our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may”, “could”, “believes”, “estimates”, “expects”, “intends”, “plans”, “considers”, “forecasts”, “anticipates”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements include projections related to expansion trajectory and production capacity in H2, forecasts of volume and cost improvements, expected benefits from the upcoming reset of our Stanwell obligations, anticipated cost savings and expense reductions that will be realized in H2, our ability to continue the quarter-on-quarter EBITDA trajectory, our full year cash capital forecast, expected production enhancements, ultimate production and cost profiles for our Mammoth and Buchanan mines, forecasted increases of saleable production, profitability projections, value creation and shareholder returns, anticipated rebalancing of Chinese steel and coking coal fundamentals, output forecasts, our ability to lower emissions and achieve our sustainability goals, the metallurgical coal/steel market outlook, and descriptions of management's plans or objectives for future operations. All forward-looking statements speak only as of the date they are made and reflect the Company's good faith beliefs, assumptions and expectations, but they are not a guarantee of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, as described in our Annual Report on Form 10-K filed with the ASX and SEC, as well as additional factors we may disclose from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. In this presentation, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this presentation relating to Coal Reserves and Coal Resources is extracted from information published by Coronado and available on the Coronado and ASX websites (2024 JORC Statement released to the ASX on 20 February 2025 (AEST)). For details of the Coal Reserves and Coal Resources estimates and the Competent Persons statements, refer to relevant Australian and U.S. Operations sections in the 2024 JORC Statement. As an SEC registrant, our SEC disclosures of resources and reserves follow the requirements of subpart 1300 of Regulation S-K under the US Securities Exchange Act of 1934. Accordingly, our estimates of resources and reserves in this presentation and in our other ASX disclosures may be different than our estimates of resources and reserves as reported in our Annual Report on Form 10-K for the year ended 31 December 2024 and in other reports that we are required to file with the SEC. This presentation may include certain non-GAAP financial information. Because not all companies calculate non-GAAP financial information identically (or at all), the non-GAAP financial information included herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered as a substitute for the information contained in the historical financial information prepared in accordance with GAAP included herein or provided in connection herewith. Please see the appendix for definitions and reconciliations of such non-GAAP financial information.

CRN - HY25 Results Presentation 3 2025 H1 Highlights Douglas Thompson Managing Director and CEO

CRN - HY25 Results Presentation 4 2025 Overview Douglas Thompson Managing Director and CEO

CRN - HY25 Results Presentation 5 High quality, long-life seaborne met coal producer Recent investments paying off, future options & significant economic contributor • Large metallurgical coal assets in Tier 1 jurisdictions (U.S. and Australia). • ~US$1.5BN returned to shareholders in dividends since IPO in 2018. • Long life assets with ~20 years. • Up to 20 Mt annual Saleable production. • A suite of high-quality products that command near premium pricing. • Recently completed brownfield expansions expected to generate cash. • Future optionality for underground and open pit expansions in both jurisdictions. • ~US$150M free cash flow uplift expected from early 2027 when Stanwell arrangement resets. • U.S. assets are firmly in the second cost quartile, Australian assets achieved same in H1 and positioned well to achieve consistently by 2026. • Decades of significant contribution and continued investment to U.S. and Australian economies ensuring jobs, regional growth, local community support and government contributions. • No major debt maturing in next three years and supportive bond investors.

Our growth projects are complete and delivering increased tonnes

Mammoth Underground and Buchanan Expansion projects expected to deliver ~3.0 Mtpa of incremental Met Coal to seaborne markets once at full capacity

Mammoth Underground

Project Summary

- ~2 Mtpa, second quartile cost curve performance, higher margins, expandable, low capital intensity
- Expected pay back <2 years, multiple 1.3x, scalable



Caption: Mammoth Underground

Buchanan Expansion

Project Summary

- ~1 Mtpa, second quartile cost curve performance, higher margins, expandable, low capital intensity
- Expected pay back <3 years, multiple 1.6x



Caption: New Surface Raw Coal Storage Area

Notes: Based on the baseline project inputs.

CRN - HY25 Results Presentation 6

High quality assets with optionality

Further growth potential actively pursued for Mammoth Phase 2 & 3 and Buchanan



Mammoth Phase 2 & 3 Ext

Study 2025/2026

>3 Mt per year

Capacity for additional reserve access and increased saleable tonnages from UG mines.

High priority in the near term.



Buchanan Capacity Increase

Study 2025/2026

~ 1 Mt per year



Growth Options

Future opportunities

- Russell County
- Mon Valley
- X pit, D Pit, F Pit (Curragh Complex)

Targeted Inorganic opportunities

Staged growth across U.S. and Australian assets.
Production growth underpinned by existing infrastructure, existing seams, lower cost and secured logistics capacity.

Year	Annual Contribution (Mt)	Comment
2026	2 Mt	**Mammoth UG (Australia)**
	1 Mt	**Buchanan expansion (U.S.)**
Future	~1.5 Mt	**Mammoth Phase 2** *BFS commences in 2025*
	~1 Mt	**Buchanan capacity increase** *Concept study commences 2026*
	~2 Mt	**Mammoth Phase 3**

Notes: Total movement in production across Coronado may differ from cumulative uplift as economics tested for right sizing.

CRN - HY25 Results Presentation 7

2025 H1 Performance Highlights

Major cost reduction, completion of growth projects, liquidity runway. Set for expected H2 benefits.

Major Improvement at existing operations

- ✓ ~$100M p.a cost savings since March 2024 with fleets reducing from 16 to 11 at Curragh Complex.
- ✓ ~$30M cost reduction achieved to date in 2025 including idling assets in Logan and Buchanan, ~$50M further savings anticipated for H2.
- ✓ U.S. production rate improvements year on year.
- ✓ Australian dragline productivity improvements in last year.

Planned investments in new operations forecasted for attractive returns from H2

- ✓ Additional ~+3 Mtpa.
- ✓ On-budget/on-time.
- ✓ Expected pay backs <3 years.
- ✓ Expected EBITDA multiple <2x significantly lower than recent transaction between 3.2x to 4.7x.
- ✓ Expected to improve Curragh production resilience and margins Company wide.

Expected Uplift in FCF in H2

- ✓ Cost per tonne to further reduce in H2.
- ✓ Materially higher production rates expected in Q4 steady state.
- ✓ $70M lower capital expenditure in H2.
- ✓ Improved recovery in U.S. supported by automation.

Liquidity improved

- ✓ Replacement ABL Facility.
  - ✓ Up to +US$150M available.
- ✓ Stanwell prepayment.
  - ✓ +US$75M received.
- ✓ Rebate deferral.
  - ✓ +US$75M cash savings available progressively throughout 2025.
- ✓ Continued pursuit of all liquidity improvement options.

CRN - HY25 Results Presentation 8

Notes: Based on the baseline project inputs, recent transactions as disclosed in public domain. ABL availability subject to borrowing base.

H1 Financial Performance Barrie Van der Merwe CFO

CRN - HY25 Results Presentation 10 Financial performance June quarter performance momentum expected to build strongly across H2 H1 2024 Actual H1 2025 Actual Q1 2025 Actual Q2 2025 Actual Variance H1 24 v H1 25 Variance Q1 v Q2 Revenue ($M) 1,342 917 449 468 (31.7%) 4.1% Mine Site Cash Costs ($M) 819 721 357 365 11.9% (2.3%) EBITDA ($M) (*) 135 (73) (73) (1) (154.2%) 99.2% Average Met coal realised price per tonne ($/t) 199 150 151 148 (24.8%) (1.9%) Mining cost / tonne sold (excl. purchased coal) ($/t) 108 102 113 92 (5.2%) (18.4%) Operating cost / tonne sold ($/t) 153 137 149 126 (10.5%) (15.6%) Capex ($M) 137 204 120 84 49.3% (30.0%) Net debt ($M) (5) (238) (195) (238) NM (22.3%) Available Liquidity ($M) 414 284 325 284 (31.4%) (12.6%) ROM Production (Mt) 13.4 12.9 5.8 7.0 (4.0%) 20.0% Saleable Production (Mt) 7.5 7.2 3.5 3.7 (4.2%) 6.9% Sales Volume (Mt) 7.8 7.1 3.4 3.7 (8.7%) 6.6% • Excellent Q2 performance. • $100M y-o-y cost reductions. • Q2 break-even EBITDA before expansion project ramp-up. • H2 production ramp-up expected to drive EBITDA and cash generation. • Available liquidity enhanced in Q2. Notes: NM=not meaningful. *see adjusted EBITDA

Step change in H2 FY25 cash generation

Mammoth Underground and Buchanan Expansion projects expected to deliver ~3.0 Mtpa of incremental Met Coal to seaborne markets once at full capacity



2.8
2.3
1.9
113
92
72
Q1 Act
Q2 Act
June 25 Act
Average Monthly ROM production (Mt)
Average Mining Costs Per Tonne Sold (US$/t)
H2 monthly ROM run-rate required to achieve mid-point of guidance

- Six-year record June ROM production.
- H2 $ spend only expected slightly higher than H1 – increase not material.
- ROM production run-rate to achieve midpoint guidance ~ 2.6 Mtpm.
- Cost per tonne drives EBITDA and cash flow – even at flat Met realised price.
  - Q2 price $148/t – EBITDA ($1M).
  - Q1 price $151/t – EBITDA ($73M).
- ~$50M more cost reductions in H2.
- EBITDA to improve further in H2.
- H2 capex expected to be ~$70M lower than H1.
- No Stanwell rebate in H2 ~$50M cash flow.

Notes: Rounding has been applied as appropriate. Rom production Avg Q1, Avg Q2, Actual June.

CRN - HY25 Results Presentation 11

Positive cashflow inflection early FY27

~US$150M uplift at *current* prices

Change in arrangement	$A/year	Cashflow Trend
600kt at spot price	~+A$100M	↑
400kt at fixed price	~+A$40M	↑
Cessation of the export rebate	~+A$150M	↑
~A$15/t price uplift on 2 Mtpa	~+A$30M	↑
Less Coal for $150M liquidity support	(~A$80M)	↓
Net cash flow improvement	**~+A$240M/ ~+US$150M**	↑

- Significant improvement in pricing for 1 Mt of 3 Mt annual nominations.
- 600kt of historic 3 Mt nomination fully exposed to spot.
- 400kt at fixed price higher than current spot providing downside protection.
- 2 Mtpa remains significantly discounted.
- Rebate payable during FY26 (~US$100M) but ceases FY27.
- Coal deliveries for current US$150M liquidity support – A$80M pa for 5 years.
- Post 2031 cash flow improvement of ~US$200M pa.
- Working on all options to prepare for FY26 low price environment.

Notes: Spot price NEWC index. Further upside may result if sold as PCI linked to HCC PLV index.

CRN - HY25 Results Presentation 12

Balancing investment with stakeholder requirements



H1 Cash flows ($M)
+$173M
138
40
(75)
(35)
42
80
51
(Growth)
(SIB)
(147)
(9)
Operating cash flows H1 2025
Stanwell Prepayment
Adj operating cash flow
(-) Cash paid Stanwell rebate
Margin loss on Stanwell sales
(-) Cash paid QLD Royalties
Adj Operating Cash Flow
CAPEX
Adj FCF before debt & dividends

- Coronado has been a material contributor to QLD economy since Curragh acquisition in 2018.
  - ~2,000 jobs of which ~235 created in last 2 years with Mammoth investment.
  - Coal supply securing ~15% of base load electricity generation.
  - A$3.8 BN in export rebate payment and discount on coal.
  - A$1.9BN in state royalty payment – A$1.2BN since FY22.
  - Shareholders received ~A$2.1 billion in dividends.
- Operating cash before Queensland contribution funded expansion capex.

Notes: Rounding has been applied as appropriate. Discount on coal value calculated using difference between contract price and realised prices.

CRN - HY25 Results Presentation 13

CRN - HY25 Results Presentation 14 Liquidity and capital structure No significant debt maturities in the near term Immediately available liquidity of $284M as of 30 June 2025: • Only $75M drawn on ABL. • ~$50M of Stanwell rebate deferrals remaining. Working capital and other cash flows H1: • ~$50M short-term prepay, $25M debtors factoring, partially offset by $25M ROM inventory build in June. • Cash backing guarantees ~$31M. Working capital and cash flows H2: • Unwind of H1 prepay and factoring. • Maintain ROM inventory levels ahead of December quarter. • Working capital build from ramping up expansions. • End July trend of co-shipper delays driven by other producers delivering late. • Working capital partially funded by ABL – 70% advance rate and lag to draw. • Lumpy payments in SQ – insurance premium (partially funded), rail take-or-pay & senior notes coupon payment. • Cash backing a further ~$25M of guarantees. No interim dividend declared. Key features of long-term debt: • No near-term maturities. • No maintenance covenants in the Notes. • ABL EBITDA-based covenants provide flexibility in next 9 months. • September quarter leverage ratio 5x and interest coverage ratio 2x based on Q3 EBITDA annualised. • Supportive noteholders with sizeable individual holdings. • Credit rating expected to start improving based on H2 production ramp-up and EBITDA generation to meet covenants. 75 400 0 100 200 300 400 2025 2026 2027 2028 2029 0 0 0 Secured Notes 9.25% ABL 15% Debt Tenure Available Liquidity ($M) 262 284 387 53 50 Available Cash 30 June 2025 22 Undrawn ABL Available Liquidity 30 June 2025 Remaining ABL Facility Value Estimated Stanwell Rebate Deferral Remaining Total potential liquidity Notes: Extent of availability on ABL Facility determined by borrowing base – value of certain categories of debtors and inventory.

CRN - HY25 Results Presentation 15 Q2 momentum expected to continue across H2 Driving cash generation and profitability Structural shifts expected in H2: • Increasing volumes, driven by the expansion projects ramp-up. • Lower Capital Expenditures driven by completion of expansion projects. • Further cost reduction ~$50m driven by idled assets. • Lower incremental cost per tonne as a result of low-cost accretive expansion projects. • Improved Average Mining Costs Per Tonne Sold quarterly through production plan improvements. • Improved recovery in Buchanan with support of automation. • Materially improved profitability and cash position. • Covenant flexibility in place expected to be sufficient through H2. • Cash balance forecasted to support H2 at today’s prices. • Balance sheet options ready for continued and sustained low price environment including discussions on minority stakes, asset sales, prepayments, bonds and other transactions.

CRN - HY25 Results Presentation 16 Questions and Answers

Investors Chantelle Essa Vice President Investor Relations +61 477 949 261 cessa@coronadoglobal.com investors@coronadoglobal.com Registered Office Coronado Global Resources Inc. Level 33, Central Plaza One 345 Queen Street Brisbane, QLD, Australia, 4000 GPO Box 51, Brisbane QLD, Australia, 4000 +61 7 3031 7777 +61 7 3229 7401 coronadoglobal.com Media Helen McCombie Sodali & Co +61 411 756 248 helen.mccombie@sodali.com Contacts

Reconciliation of Non-GAAP measures CRN - FY25 Results Presentation 18 This presentation discusses results of the Company’s operations and includes references to and analysis of certain non-GAAP measures, which are financial measures not recognized in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyze performance. These metrics are significant in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental statistics; (ii) Adjusted EBITDA, (iii) total sales volumes and average realised price per Mt sold, which we define as total coal revenues divided by total sales volume; (iv) Metallurgical coal sales volumes and average realized Metallurgical coal price per tonne sold, which we define as metallurgical coal revenues divided by metallurgical sales volume; (v) Mining costs per Mt sold, which we define as mining cost of coal revenues divided by sales volumes (excluding non-produced coal) for the respective segment; (vi) Operating costs per Mt sold, which we define as operating costs divided by sales volumes for the respective segment. Investors should be aware that the Company’s presentation of Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled financial measures used by other companies. We define Net (Debt)/Cash as cash and cash equivalents (excluding restricted cash) less the outstanding aggregate principal amount of interest bearing liabilities. Reconciliations of certain forward-looking non-GAAP financial measures, including our 2025 Mining Cost per Tonne Sold guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Caption: Curragh Complex

Reconciliation of Non-GAAP measures

(US$ thousands)	For Three Months Ended March 31, 2025 Australia	United States	Other /Corporate	Total Consolidated
Total costs and expenses	**355,125**	**198,538**	**8,876**	**562,539**
Less: Selling, general and administrative expense	-	-	(8,333)	(8,333)
Less: Depreciation, depletion and amortization	(16,758)	(23,220)	(543)	(40,521)
Total operating costs	**338,367**	**175,318**	**-**	**513,685**
Less: Other royalties	(32,414)	(8,939)	-	(41,353)
Less: Stanwell rebate	(21,853)	-	-	(21,853)
Less: Freight expenses	(40,624)	(19,564)	-	(60,188)
Less: Other non-mining costs	(1,468)	-	-	(1,468)
Total mining costs	**242,008**	**146,815**	**-**	**388,823**
Inventory movement	(39,956)	13,342	-	(26,614)
Other non-cash costs	(3,848)	(1,663)	-	(5,511)
Mine Site Cash Costs	**198,204**	**158,494**	**-**	**356,698**

(US$ thousands)	For Six months ended June 30, 2025 Australia	United States	Other /corporate	Total
Total costs and expenses	**647,451**	**413,609**	**16,870**	**1,077,930**
Less: Selling, general and administrative expense	(7)	(13)	(15,913)	(15,933)
Less: Depreciation, depletion and amortization	(37,604)	(47,468)	(957)	(86,029)
Total operating costs	**609,840**	**366,128**	**-**	**975,968**
Less: Other royalties	(60,097)	(19,270)	-	(79,367)
Less: Stanwell rebate	(43,784)	-	-	(43,784)
Less: Freight expenses	(81,655)	(41,239)	-	(122,894)
Less: Other non-mining costs	(3,038)	-	-	(3,038)
Total mining costs	**421,266**	**305,619**	**-**	**726,885**
Inventory movement	(467)	6,305	-	5,838
Other non-cash costs	(8,593)	(2,656)	-	(11,249)
Mine Site Cash Costs	**412,206**	**309,268**	**-**	**721,474**

(US$ thousands)	For Three Months Ended June 30, 2025 Australia	United States	Other /Corporate	Total Consolidated
Total costs and expenses	**292,326**	**215,071**	**7,994**	**515,391**
Less: Selling, general and administrative expense	(3)	(13)	(7,584)	(7,600)
Less: Depreciation, depletion and amortization	(20,851)	(24,247)	(410)	(45,508)
Total operating costs	**271,472**	**190,811**	**-**	**462,283**
Less: Other royalties	(27,684)	(10,330)	-	(38,014)
Less: Stanwell rebate	(21,931)	-	-	(21,931)
Less: Freight expenses	(41,031)	(21,675)	-	(62,706)
Less: Other non-mining costs	(1,570)	-	-	(1,570)
Total mining costs	**179,256**	**158,806**	**-**	**338,062**
Inventory movement	39,489	(7,037)	-	32,452
Other non-cash costs	(4,745)	(993)	-	(5,738)
Mine Site Cash Costs	**214,000**	**150,776**	**-**	**364,776**

(US$ thousands)	For Six months ended June 30, 2024 Australia	United States	Other /corporate	Total
Total costs and expenses	**874,248**	**415,083**	**18,018**	**1,307,349**
Less: Selling, general and administrative expense	(34)	-	(17,427)	(17,461)
Less: Depreciation, depletion and amortization	(46,812)	(49,209)	(591)	(96,612)
Total operating costs	**827,402**	**365,874**	**-**	**1,193,276**
Less: Other royalties	(153,450)	(19,135)	-	(172,585)
Less: Stanwell rebate	(57,902)	-	-	(57,902)
Less: Freight expenses	(71,261)	(46,265)	-	(117,526)
Less: Other non-mining costs	(8,027)	(7,371)	-	(15,398)
Total mining costs	**536,762**	**293,103**	**-**	**829,865**
Inventory movement	(13,511)	17,037	-	3,526
Other non-cash costs	(11,284)	(3,255)	-	(14,539)
Mine Site Cash Costs	**511,967**	**306,885**	**-**	**818,852**

CRN - FY25 Results Presentation 19

Reconciliation of Non-GAAP measures

(US$ thousands)	For Three Months Ended March 31, 2025 Australia	United States	Total Consolidated
Total operating costs	338,367	175,318	513,685
Sales volume MMt	2.2	1.2	3.4
Average Operating cost per Mt sold	**150.5**	**152.4**	**149.1**
Total mining costs	242,008	146,815	388,823
Sales Volume excluding non-produced coal (MMt)	2.2	1.2	3.4
Average Mining cost per Mt sold	**107.6**	**122.6**	**112.8**

(US$ thousands)	For Three Months Ended June 30, 2025 Australia	United States	Total Consolidated
Total operating costs	271,472	190,811	462,283
Sales volume MMt	2.2	1.4	3.7
Average Operating cost per Mt sold	**122.0**	**131.7**	**125.8**
Total mining costs	179,256	158,806	338,062
Sales Volume excluding non-produced coal (MMt)	2.2	1.4	3.7
Average Mining cost per Mt sold	**80.6**	**109.6**	**92.0**

(US$ thousands)	For Six months ended June 30, 2025 Australia	United States	Total Consolidated
Total operating costs	609,840	366,128	975,968
Sales volume MMt	4.5	2.6	7.1
Average Operating cost per Mt sold	**136.3**	**138.4**	**137.1**
Total mining costs	421,266	305,619	726,885
Sales Volume excluding non-produced coal (MMt)	4.5	2.6	7.1
Average Mining cost per Mt sold	**94.2**	**115.5**	**102.1**

(US$ thousands)	For Six months ended June 30, 2024 Australia	United States	Total Consolidated
Total operating costs	827,402	365,874	1,193,276
Sales volume MMt	5.2	2.6	7.8
Average Operating cost per Mt sold	**158.7**	**141.8**	**153.1**
Total mining costs	536,762	293,103	829,865
Sales Volume excluding non-produced coal (MMt)	5.2	2.5	7.7
Average Mining cost per Mt sold	**103.5**	**116.2**	**107.7**

(US$ thousands)	Jun-25
Total costs and expenses	**169,680**
Less: Selling, general and administrative expense	(3,070)
Less: Depreciation, depletion and amortization	(18,021)
Total operating costs	**148,589**
Less: Other royalties	(14,404)
Less: Stanwell rebate	(10,906)
Less: Freight expenses	(26,632)
Less: Other non-mining costs	(530)
Total mining costs	**96,117**
Sales Volume excluding non-produced coal (MMt)	1.30
Average Mining cost per Mt sold	**72.2**

CRN - FY25 Results Presentation 20

Reconciliation of Non-GAAP measures

(In US$'000, except for volume data, unaudited)	For Three Months Ended March 31, 2025 Australian Operations	U.S. Operations	Consolidated
Total Revenues	**273,277**	**175,971**	**449,248**
Less: Other revenues	7,253	544	7,797
Total coal revenues	**266,024**	**175,427**	**441,451**
Less: Thermal coal revenues	15,959	3,990	19,949
Met Coal revenues	**250,065**	**171,437**	**421,502**
Volume of Met Coal sold (Mt)	1.6	1.2	2.8
Average realised Met price per tonne sold	**$152.9/t**	**$149.0/t**	**$151.3/t**

(In US$'000, except for volume data, unaudited)	For Six months ended June 30, 2024 Australian Operations	U.S. Operations	Consolidated
Total Revenues	**894,596**	**447,381**	**1,341,977**
Less: Other revenues	17,502	27,103	44,605
Total coal revenues	**877,094**	**420,278**	**1,297,372**
Less: Thermal coal revenues	39,285	16,892	56,177
Met Coal revenues	**837,809**	**403,386**	**1,241,195**
Volume of Met Coal sold (Mt)	3.8	2.4	6.2
Average realised Met price per tonne sold	**$220.5/t**	**$166.0/t**	**$199.3/t**

(In US$'000, except for volume data, unaudited)	For Three Months Ended June 30, 2025 Australian Operations	U.S. Operations	Consolidated
Total Revenues	**259,845**	**208,034**	**467,879**
Less: Other revenues	8,308	234	8,542
Total coal revenues	**251,537**	**207,800**	**459,337**
Less: Thermal coal revenues	20,913	11,096	32,009
Met Coal revenues	**230,624**	**196,704**	**427,328**
Volume of Met Coal sold (Mt)	1.6	1.3	2.9
Average realised Met price per tonne sold	**$147.5/t**	**$149.6/t**	**$148.4/t**

(In US$'000, except for volume data, unaudited)	For Six months ended June 30, 2025 Australian Operations	U.S. Operations	Consolidated
Total Revenues	**533,122**	**384,005**	**917,127**
Less: Other revenues	15,561	778	16,339
Total coal revenues	**517,561**	**383,227**	**900,788**
Less: Thermal coal revenues	36,871	15,086	51,957
Met Coal revenues	**480,690**	**368,141**	**848,831**
Volume of Met Coal sold (Mt)	3.2	2.5	5.7
Average realised Met price per tonne sold	**$150.3/t**	**$149.3/t**	**$149.8/t**

CRN - FY25 Results Presentation 21

Reconciliation of Non-GAAP measures

Adjusted EBITDA reconciliation (US$ thousands)	For the three months ended 30 June 2025	For the three months ended 30 June 2024	For the six months ended 30 June 2025	For the six months ended 30 June 2024
Reconciliation to Adjusted EBITDA:				
Net (loss) income	(76,203)	45,200	(172,401)	16,199
Add: Depreciation, depletion and amortization	45,508	51,263	86,029	96,612
Add: Interest expense (net of interest income)	20,964	13,116	38,862	26,445
Add: Other foreign exchange losses (gains)/losses	(551)	2,159	(219)	(9,104)
Add: Loss on extinguishment of debt	1,050	—	1,050	—
Add: Income tax benefit expense/ (benefit)	8,466	7,401	(29,368)	3,290
Add: Losses on idled assets	13	1,677	1,848	2,164
Add: Increase (decrease) in provision for credit losses	183	(27)	813	(200)
Adjusted EBITDA	**(570)**	**120,789**	**(73,386)**	**135,406**

(US$ millions)	For the three months ended 31 March 2025	For the three months ended 30 June 2025
Operating cash flows	(37.0)	77.0
CAPEX	(72.0)	(75.0)
Other investing activities	1.0	(31.0)
Financing activities	(2.0)	(6.0)
FCF	**(110.0)**	**(35.0)**
ABL Drawdown	-	75
Dividends	-	(8)
Net cash flows	**(110.0)**	**32.0**

(In US$000, except for volume data, unaudited)	Total Consolidated 30 June 2025	Total Consolidated 31 March 2025	Total Consolidated 30 June 2024
Cash and cash equivalents	261,836	229,702	**264,690**
Less: Restricted cash	(251)	(251)	(251)
Cash and cash equivalents (excluding restricted cash)	**261,585**	**229,451**	**264,439**
Add: Short-term deposits	-	-	21,744
Add: Undrawn available borrowing base under the ABL Facility	22,432	95,658	128,256
Available Liquidity	**284,017**	**325,109***	**414,439**

(In US$000, except for volume data, unaudited)	Total Consolidated 30 June 2025	Total Consolidated 31 March 2025	Total Consolidated 30 June 2024
Cash and cash equivalents	**261,836**	**229,702**	**264,690**
Less: Restricted cash	(251)	(251)	(251)
Cash and cash equivalents (excluding restricted cash)	**261,585**	**229,451**	**264,439**
Less: Aggregate principal amount of 9.250% Notes	(400,000)	(400,000)	(242,326)
Less: Aggregate principal amount of the ABL Facility	(75,000)	-	-
Less: Loan – Curragh housing transaction	(25,012)	(24,352)	(26,783)
Net Debt	**(238,427)**	**(194,901)**	**(4,670)**

Notes: *subject to cash balance covenant. 30 June 2024 senior secured notes 10.75%

CRN - FY25 Results Presentation 22